Subsequent Events	1 Months Ended
Jun. 30, 2018
Successor [Member]
Subsequent Events

19. Subsequent events

The Company evaluated subsequent events and transactions that occur after the balance sheet date up to the date that the consolidated financial statements are issued. Other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the consolidated financial statements.

$50.0 million term loan and APICORP bilateral term facility of $50.0 million

As discussed in Note 9, Debt, NPS entered into a $50.0 million term loan facility on February 4, 2018 with APICORP. The loan was repaid on July 3, 2018 with proceeds from a new bilateral term loan facility with APICORP.

The new term loan facility for $50.0 million was fully drawn by the Company on July 3, 2018. This facility was obtained from APICORP for a period of four years and is repayable in 16 equal quarterly installments of $3.1 million, commencing from September 3, 2018, with the last installment due on May 3, 2022. The NPS facility carries a stated interest rate of three months LIBOR plus the fixed interest of 2.75% per annum. The Company has provided a corporate guarantee for the NPS facility.

Costs incurred to obtain financing are capitalized and amortized using the effective interest method and netted against the carrying amount of the related borrowing.

The NPS facility contains covenants which include, among others, certain financial ratios to be maintained at the NPS level, including a gearing ratio of 1.5:1. The gearing ratio is calculated as all of NPS’s debt divided by NPS’ total equity and debt.

SABB bilateral term facility of $50.0 million

On July 9, 2018, the Company’s subsidiary National Petroleum Technology Company (“NPT KSA”) entered into a Bilateral Term Loan Facility (the “NPT KSA Facility”) for Saudi Riyals (“SAR”) 187.5 million ($50.0 million), of which SAR 92.5 million ($25.0 million) was drawn on July 9, 2018.

The NPT KSA Facility was obtained from Saudi Arabian British Bank (“SABB”) for a period of four years. The facility is repayable in 15 equal quarterly installments. For the drawn down amount of SAR 92.5 million ($25.0 million), quarterly installments of SAR 6.2 million ($1.7 million) are repayable commencing from September 9, 2018 with the last installment due on February 9, 2022.

The NPT KSA Facility carries a stated interest rate of three months Saudi Arabian Interbank Offered Rate (“SAIBOR”) plus the fixed interest of 2.75% per annum. SAIBOR is a daily reference rate, published by the Saudi Arabian Monetary Authority, based on the averaged interest rates at which Saudi banks offer to lend unsecured funds to other banks in the Saudi Riyal wholesale money market (or interbank market). Certain subsidiaries of NPS have provided a corporate guarantee of the facility.

Costs incurred to obtain financing are capitalized and amortized using the effective interest method and netted against the carrying amount of the related borrowing.

The NPT KSA Facility contains covenants which include, among others, certain financial ratios to be maintained at NPS KSA level, including a gearing ratio of 3:1. The gearing ratio is calculated as all NPT KSA’s debt divided by the NPT KSA’s total equity and debt.

Agreement to Sell and Transfer Shares between NPS Energy Holding W.L.L. and Saad Moosa Noor AL Junaibi and Fahoud Oilfield Services L.L.C.

NPS Energy Holding W.L.L. and Mr. Saad Moosa AL Junaibi and Fahoud Oilfield Services L.L.C. (“FOS”) entered into an agreement on July 16, 2018 to sell 51% of the shares in FOS, drilling rig and certain other equipment for $4.0 million.